UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 4, 2013

LinkedIn Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35168	47-0912023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2029 Stierlin Court

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 687-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 4, 2013, LinkedIn Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), to issue and sell 5,381,166 shares of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-190967) and a related prospectus, in each case filed with the Securities and Exchange Commission (the “Offering”). In addition, the Company granted the Underwriters an option to purchase, for a period of 30 days from September 4, 2013, up to an additional 807,174 shares of Common Stock. The Company estimates that the net proceeds from the Offering will be approximately $1.17 billion, or approximately $1.35 billion if the Underwriters exercise in full their option to purchase additional shares of Common Stock, after deducting underwriting discounts and estimated offering expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01  Other Events.

On September 4, 2013, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

A copy of the legal opinion as to the legality of the shares of Common Stock to be issued and sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

(d)          Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement by and among LinkedIn Corporation and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated September 4, 2013.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

99.1	Press release issued by LinkedIn Corporation entitled “LinkedIn Announces Pricing of Follow-On Offering”, dated September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKEDIN CORPORATION

	By:	/s/ Erika Rottenberg
Erika Rottenberg
Vice President, General Counsel and Secretary

Date: September 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement by and among LinkedIn Corporation and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated September 4, 2013.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

99.1	Press release issued by LinkedIn Corporation entitled “LinkedIn Announces Pricing of Follow-On Offering”, dated September 4, 2013.